                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2006
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware             001-12522              13-3714474
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

   701 N. Green Valley Parkway, Suite 200, Henderson, NV          89074
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     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS.

         The New York Times published an article on December 15, 2006 reporting that James E. Cason, the associate deputy secretary for Indian affairs at the
Interior Department said that the Department of the Interior's Bureau of Indian
Affairs will be issuing a Finding of No Significant Impact (FONSI) related to the proposed federal action approving the request of Empire Resorts, Inc.'s partner, the St. Regis Mohawk Tribe (the "Tribe"), to take 29.31 acres into trust for the purpose of building a Class III gaming facility to be located at
Monticello Raceway, in accordance with the Indian Gaming Regulatory Act of 1988.
In the event that Empire Resorts, Inc. receives notification that the Tribe has received a FONSI, it will report such information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPIRE RESORTS, INC.

Dated: December 15, 2006                       By: /s/ Ronald J. Radcliffe
                                                  ------------------------------
                                                  Name: Ronald J. Radcliffe
                                                  Title: Chief Financial Officer